UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 18, 2005


                              BRINX RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



               NEVADA                     333-102441           98-0388682
  (State or other jurisdiction of        (Commission          (IRS Employer
           incorporation)                File Number)       Identification No.)


                 820 PIEDRA VISTA ROAD NE, ALBUQUERQUE, NM 87123
               (Address of principal executive offices)(Zip Code)

                                 (505) 250-9992
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On October 18, 2005, Brinx Resources Ltd, a Nevada corporation (the "Company"), issued a press release announcing the commencement of drilling of the production well "Kodesh #2" on the Three Sands Project in Nobel County, Oklahoma. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                         DOCUMENT

   99.1           Press Release dated October 18. 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRINX RESOURCES LTD.


October 19, 2005                         By:      /s/ LEROY HALTERMAN
                                            ------------------------------------
                                              Leroy Halterman, President




















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